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                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           UNION PACIFIC CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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                           UNION PACIFIC CORPORATION

                                    [LOGO]
DREW LEWIS
CHAIRMAN

                                         April 4, 1996

Dear Shareholder:

     We are writing to alert you that you may receive proxy soliciting material from the International Brotherhood of Teamsters labor union (the 'Teamsters') in connection with Union Pacific's upcoming Annual Meeting, and to advise you why we urge you not to sign any proxy card that the Teamsters may send you.

     The Teamsters have over the past several years made a number of unsuccessful attempts to convince the non-union employees at Overnite Transportation Company, a Union Pacific subsidiary, to join their union. In what appears to be an effort to pressure and harass Union Pacific in connection with these labor matters, the Teamsters union has now turned its attention to the proxy process. Union Pacific believes that labor-management issues should be resolved in traditional labor-management arenas, and not through the use of the proxy process.

     In early February of this year, the Teamsters General Fund--which previously did not own any shares of Union Pacific stock--bought 25 shares. A few days later, they informed us of their intent to submit for a vote at Union Pacific's upcoming Annual Meeting a non-binding advisory proposal requesting that an independent director who is not a former chief executive officer of Union Pacific serve as Chairman of the Board. The Teamsters' very recent acquisition of Union Pacific shares, quickly followed by their submission of a proposal for the Annual Meeting, strongly suggests to us that their interest lies in forwarding their own agenda.

     Union Pacific's Board of Directors opposes the Teamsters' proposal and urges that it be rejected by all shareholders. Such a proposal, if implemented, would reduce the Board's ability and flexibility to structure the most effective corporate governance at any particular time. In fact, the highly respected corporate governance guidelines developed by General Motors Corporation recommend that, in the selection of a single or separate Chairman and Chief Executive Officer, the 'Board should be free to make this choice any way that seems best for the Company at a given point in time.' It has not been demonstrated in any meaningful way that the separation of the positions of Chairman and CEO in and of itself is a positive governance practice.

     The management and Board of Directors of Union Pacific remain firmly committed to the highest standards of corporate governance and, as set forth on page 30 of our Proxy Statement under the caption 'Corporate Governance Standards', the Board of Directors recently adopted updated corporate governance guidelines and policies. These guidelines and policies, along with elimination of

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both cumulative voting and the classified board, will provide our shareholders with an excellent corporate governance framework.

     We have enclosed a revised proxy card (or voting instruction card) which differs from the card previously furnished to you by your Board in that it includes the Teamsters' proposal (proposal 5). You may use the revised proxy card or voting instruction card to specify your vote on all five matters to be considered at the Annual Meeting. Your Board strongly urges a vote AGAINST the Teamsters' proposal.

     We thank you for your continued support and recommend that you not sign any proxy card that the Teamsters may send you.

                                         Sincerely,

                                         /s/ Drew Lewis

- --------------------------------------------------------------------------------
     If you submitted or submit the white proxy card or any other voting instruction card previously furnished with Union Pacific's proxy statement which did not include the Teamsters' proposal (proposal 5), discretionary authority will be exercised to vote AGAINST the Teamsters' proposal. If you wish to specify the manner in which your shares are to be voted on the Teamsters' proposal, you should sign, date, mark and submit the revised proxy card or voting instruction card accompanying this letter. Submission of a later dated proxy card or voting instruction card will revoke any previous proxy card or voting instruction card you may have submitted.

     If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Morrow & Co., Inc., at 1-800-662-5200.
- --------------------------------------------------------------------------------

                                       2

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[LOGO] Union Pacific
       Corporation
      Martin Tower                        REVISED PROXY
Eighth and Eaton Avenues         SOLICITED BY BOARD OF DIRECTORS
  Bethlehem, PA 18018             ANNUAL MEETING April 19, 1996
                                       SALT LAKE CITY, UTAH

The undersigned hereby appoints DREW LEWIS and JUDY L. SWANTAK, and each of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote all the shares of stock of UNION PACIFIC CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 1996 or any adjournment or postponement thereof as indicated in this Proxy upon all matters referred to on the reverse side and, in their discretion as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, upon any other matters that may properly come before the meeting. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR PROPOSALS
2, 3 AND 4, AND AGAINST PROPOSAL 5.

The Board of Directors recommends a vote FOR the election of Directors, FOR proposals 2, 3 and 4 and AGAINST proposal 5. Please note that approval of each of proposals 2 and 3 is conditioned upon approval of the other proposal.

IF YOU SUBMITTED OR SUBMIT THE WHITE PROXY CARD PREVIOUSLY FURNISHED TO YOU BY THE BOARD OF DIRECTORS WHICH DOES NOT INCLUDE PROPOSAL 5 ON THE CARD, THE PROXIES NAMED HEREIN WILL EXERCISE THEIR DISCRETIONARY AUTHORITY TO VOTE AGAINST PROPOSAL 5. If you wish to specify the manner in which your shares are to be voted on proposal 5, you should mark, sign, date and submit this revised proxy card.

                 (Continued and to be signed on reverse side.)

                           UNION PACIFIC CORPORATION

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  ___
[                                                                              ]
The Board recommends a vote FOR the election of Directors.

1. Election of Directors--                                               FOR ALL
   Nominees:  R.B. Cheney, E.V. Conway, Drew Lewis,        FOR  WITHHELD  Except
   L.W. Matthews, III, J.L. Messman, T.A. Reynolds, Jr.    ___     ___      ___

   ______________________________________________________
   (Except nominee(s) written above.)

   To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each.

   _____________________________________________________________________________

The Board recommends a vote FOR proposals 2, 3 and 4.

2. Approval of amending the Revised Articles             FOR   AGAINST   ABSTAIN
   of Incorporation to eliminate cumulative voting.      ___     ___       ___

3. Approval of amending the Revised Articles             FOR   AGAINST   ABSTAIN
   of Incorporation to declassify the Board.             ___     ___       ___

4. Ratify appointment of Deloitte & Touche as            FOR   AGAINST   ABSTAIN
   independent auditors.                                 ___     ___       ___

The Board recommends a vote AGAINST proposal 5.

5. Shareholder resolution urging the Board to            FOR   AGAINST   ABSTAIN
   provide for an independent Chairman.                  ___     ___       ___

Dated:___________________, 1996

Signature(s)________________________________________

____________________________________________________
Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.

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[LOGO] Union Pacific                REVISED CONFIDENTIAL VOTING INSTRUCTIONS FOR
       Corporation                  ANNUAL MEETING APRIL 19, 1996

To the Trustee:

The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of Union Pacific Corporation which were allocated to my account as of February 9, 1996, under one or more of the plans listed below and identified by the four-letter code below and on the reverse side of this card at the Annual Meeting of Shareholders to be held on April 19, 1996, or any adjournment or postponement thereof as indicated upon all matters referred to on the reverse side of this card. This card when properly executed will be voted in the manner described herein. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5. Please note that approval of each of proposals 2 and 3 is conditioned upon approval of the other proposal. If you do not return your card, the shares allocated to the plans in the left column below will be voted by the Trustee in the same proportion as the shares with respect to which voting instructions are received, and the shares allocated to the plans in the right column below will not be voted. If you have shares allocated to more than one of the plans below and wish to vote the shares differently among the plans, you may contact Harris Trust & Savings Bank at 1-800-317-2512 for additional instruction cards.

Union Pacific Corporation Thrift Plan (UPTP)
Union Pacific Resources Group Inc. Employees' Thrift Plan (RSTP)
Union Pacific Agreement Employee 401(k) Retirement Thrift Plan (UPAT) Union Pacific Fruit Express Company Agreement Employee 401(k)
  Retirement Thrift Plan (UPFE)
Union Pacific Motor Freight Company Employee 401(k) Retirement Thrift
  Plan (UPMF)
Skyway Retirement Savings Plan (SRSP)
Union Pacific Corporation Thrift Plan PAYSOP (UPSP)
Union Pacific Resources Group Inc. Employees' Thrift Plan PAYSOP (RPSP) Union Pacific Corporation Employee Stock Ownership Plan (TRASOP) (USOP) Missouri Pacific Corporation Employee Stock Ownership Plan (MSOP)

If you submitted or submit the blue voting instruction card previously furnished to you by the Plan Trustee which does not include proposal 5 on the card, discretionary authority will be exercised to vote AGAINST proposal 5. If you wish to specify the manner in which shares allocated to your account(s) are to be voted on proposal 5, you should mark, sign, date and submit this revised voting instruction card.

                           UNION PACIFIC CORPORATION
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  ___
[                                                                              ]
The Board recommends a vote FOR the election of Directors.

1. Election of Directors--                                               FOR ALL
   Nominees:  R.B. Cheney, E.V. Conway, Drew Lewis,        FOR  WITHHELD  Except
   L.W. Matthews, III, J.L. Messman, T.A. Reynolds, Jr.    ___     ___      ___

   ______________________________________________________
   (Except nominee(s) written above.)

   To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each.



The Board recommends a vote FOR proposals 2, 3 and 4.

2. Approval of amending the Revised Articles             FOR   AGAINST   ABSTAIN
   of Incorporation to eliminate cumulative voting.      ___     ___       ___

3. Approval of amending the Revised Articles             FOR   AGAINST   ABSTAIN
   of Incorporation to declassify the Board.             ___     ___       ___

4. Ratify appointment of Deloitte & Touche as            FOR   AGAINST   ABSTAIN
   independent auditors.                                 ___     ___       ___

The Board recommends a vote AGAINST proposal 5.

5. Shareholder resolution urging the Board to            FOR   AGAINST   ABSTAIN
   provide for an independent Chairman.                  ___     ___       ___

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

Dated:___________________, 1996

Signature __________________________________________


Please sign exactly as your name appears.